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                                                                   EXHIBIT 10.2

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT made and entered into this June 29, 1999, by and between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation ("Employer"), and MARSHALL B. HUNT ("Employee");

         WHEREAS, Employer and Employee entered into that certain Employment Agreement dated April 3, 1998 ("Employment Agreement"), and the parties desire to amend the Employment Agreement in the manner set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1

                  Section 3.1(a) of the Employment Agreement is hereby amended, effective as of May 12, 1999, by changing the amount of the Salary to the amount of Two Hundred Seventy Thousand and No/100 Dollars ($270,000.00) in the first sentence in Section 3.1(a). Commencing on May 12, 1999, for all purposes under the Employment Agreement, the Salary shall be Two Hundred Seventy Thousand and No/100 Dollars ($270,000.00).

         SECTION 2

                  Except as expressly amended above, all other provisions in the Employment Agreement shall continue in full force and effect. This Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements, or agreements to the contrary heretofore made. This Amendment may be modified only by a written instrument signed by all of the parties hereto. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed, and governed by and in accordance with, the laws of the State of Georgia. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority or by any board of arbitrators by reason of such party or its counsel having been deemed to have structured or drafted such provision. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the date first above written.

                                          HORIZON MEDICAL PRODUCTS, INC.


                                          By:
                                             -----------------------------------
                                             William E. Peterson, Jr., President


                                             -----------------------------------
                                             MARSHALL B. HUNT